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                                  EXHIBIT 10.8


                       PORTIONS OF THIS EXHIBIT HAVE BEEN
                 OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
        TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND
           EXCHANGE COMMISSION. SUCH PORTIONS ARE DESIGNATED "[***]".


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                                 AMENDMENT NO. 2
                      TO RESTATED FOREIGN LICENSE AGREEMENT
                 AND TO FOREIGN DESIGN AND CONSULTING AGREEMENT


            AGREEMENT, dated as of November 27, 1992, amending the Restated Foreign License Agreement (the "License Agreement"), dated as of January 1, 1985, by and between The POLO/LAUREN COMPANY ("Licensor") and L'OREAL S.A. (("Licensee" or "Company") and the Foreign Design and Consulting Agreement (the "Design Agreement"), dated as of January 1, 1985, by and between Ralph LAUREN, individually and d/b/a RALPH LAUREN DESIGN STUDIO ("Lauren") and Company. All terms used but not defined herein shall have the respective meanings ascribed to them in the License Agreement and Design Agreement. The term "Agreements" as sometimes used herein refers collectively to the License Agreement and the Design Agreement.

            Licensor, Lauren and Licensee wish to confirm herein their agreements to modify the rates of Royalty and Compensation to be paid by Licensee in the event certain stated conditions are satisfied.
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            NOW, THEREFORE, THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND,
AGREE AS FOLLOWS:

            1) Commencing with the first calendar year in which Net Sales under the License Agreement and Design Agreement equal or exceed the equivalent of [***] French Francs, for such year, and continuing until modified pursuant to paragraph 2 of this Agreement or otherwise agreed in writing by the parties, the Regular Royalty and the Cosmetics Royalty under paragraph 4 of the License Agreement shall each be [***] percent [***] and the Regular Compensation and the Cosmetics Compensation under paragraph 4 of the Design Agreement shall each be [***] percent [***].

            2) Commencing with the first calendar year in which Net Sales under the License Agreement and Design Agreement equal or exceed the equivalent of [***] French Francs for such year, and continuing until otherwise agreed in writing by the parties, the Regular Royalty and the Cosmetics Royalty under paragraph 4 of the License Agreement shall each be [***] percent [***] and the Regular Compensation and the Cosmetics Compensation under paragraph 4 of the Design Agreement shall each be [***] percent [***].


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            3)    No later than the next succeeding date on which Royalty and
                  Compensation payments are due under the Agreements, Licensee shall account to Licensor and Lauren for any amounts which may be due them as a result of the change of Royalty and Compensation rates pursuant to this Agreement.

            4) Except as expressly provided herein, the Agreements remain unmodified and in full force and effect.


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            IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the date first above written.

L'OREAL S.A.                  THE POLO/LAUREN COMPANY
                                    By:  POLO RALPH LAUREN
                                          CORPORATION, General Partner



By: /s/ P. Castres Saint Martin             By:    /s/ Ralph Lauren
   ----------------------------                --------------------------------
    P. CASTRES SAINT MARTIN                    RALPH LAUREN, individually
    Vice-President                             and doing business as
     Directeur General                         RALPH LAUREN DESIGN STUDIO
     de l'Administration et des Finances


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